UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2022

ALLIANCEBERNSTEIN HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Commerce Street, Nashville, TN  37023
(Address of principal executive offices)
(Zip Code)
(212) 969-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Units rep. assignments of beneficial ownership of limited partnership interests in AB Holding	AB	NYSE

Item 1.01.    Entry into a Material Definitive Agreement.

On March 17, 2022, AllianceBernstein Holding L.P. (“AB Holding”) and AllianceBernstein L.P. (“AB” and together with AB Holding, the “AB Parties”) entered into a transaction agreement (the “Transaction Agreement”) with CarVal Investors, L.P. (“CarVal”), CarVal Investors Management L.P. (“CIM”) and CarVal Investors Governance, LLC (“CIG”, together with CIM, the “CarVal Group”, and together with CarVal, the “CarVal Parties”) to acquire 100% of the equity interests of CarVal (such transaction, the “Acquisition”) from the CarVal Group through a contribution of 100% of the CarVal equity interests held by the CarVal Group to AB Holding in exchange for (i) units representing assignments of beneficial ownership of limited partnership interests in AB Holding (“AB Holding Units”) subject to customary adjustments (the “Fixed AB Units”) and (ii) an issuance of additional AB Units (the "Contingent AB Units") at a future date that is contingent upon achievement of management fee hurdles by CarVal and its subsidiaries during the six-year period beginning on January 1, 2022 and ending on December 31, 2027. In connection with the acquisition of the equity interests in CarVal, AB will fund CarVal with a specified amount at closing to cover certain CarVal business expenses and other CarVal obligations, which amounts, when combined with the assigned value, prior to any adjustments, of the Fixed AB Units, will total $750,000,000. The Contingent AB Units may be issued on an accelerated basis in certain circumstances relating to the post-closing operation of the parties’ businesses.

Each of the AB Parties’ and the CarVal Parties’ obligation to complete the Acquisition is subject to certain customary closing conditions for a transaction of this nature, including, among others: (i) receipt of certain required regulatory approvals and competition clearances, (ii) absence of injunctions, judgments or orders prohibiting the completion of the Acquisition, (iii) receipt of consents from certain clients of CarVal, (iv) approval from the New York Stock Exchange for the listing of the AB Holdings Units to be issued as consideration for the Acquisition, (v) subject to certain materiality thresholds, the accuracy of the representations and warranties made by the other party, (vi) material compliance by the other party with its respective obligations under the Transaction Agreement, and (viii) in the case of the AB Parties’ obligations only, continued employment of CarVal’s managing principals with CarVal.

The Transaction Agreement may be terminated by either the AB Parties or the CarVal Parties if the closing has not been consummated by September 1, 2022, provided that if a certain required regulatory approval for the Acquisition is not received by such date, this date will be automatically extended to December 31, 2022. The Transaction Agreement may also be terminated in certain other circumstances, including (i) if there is a final and non-appealable injunction, judgment or ruling by a governmental authority permanently prohibiting or otherwise making illegal the consummation of the Acquisition, (ii) subject to certain cure periods, if the other party is in material breach of any of its representations, warranties, covenants, agreements or obligations under the Transaction Agreement that renders or would render the terminating party’s closing conditions incapable of being satisfied, or (iii) by mutual written consent of the parties.

The parties have each made customary representations and warranties in the Transaction Agreement with respect to their respective businesses and ability to enter into and consummate the Acquisition. The parties have agreed under the Transaction Agreement to cooperate in seeking regulatory approvals and to otherwise facilitate the completion of the Acquisition. CarVal has agreed to conduct its business in the ordinary course and to not take certain actions during the period between the signing of the Transaction Agreement and closing of the Acquisition. The Transaction Agreement contains certain indemnification rights, including with respect to breaches of representations, warranties or covenants and certain other specified matters, generally subject to deductible amounts and caps.

The foregoing does not constitute a complete summary of the terms of the Acquisition or the Transaction Agreement and is qualified in its entirety by reference to the complete text of the Transaction Agreement, which will be filed with the U.S. Securities and Exchange Commission as an exhibit to its Form 10-Q for the fiscal quarter ending March 31, 2022. The Transaction Agreement will be filed to provide investors and security holders with information regarding its terms. The Transaction Agreement is not intended to provide any other factual or financial information about the AB Parties, the CarVal Parties or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Transaction Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, and may have been made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the AB Parties, CarVal Parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in public disclosures by AB Holding.

Item 3.02.    Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this current report on Form 8-K is incorporated by reference herein. The issuance of the AB Holding Units in the Acquisition is expected to be exempt from the registration requirements of the Securities Act of 1933, as amended, because such issuance will not involve a public offering.

Item 7.01.    Regulation FD Disclosure.

A news release (“Carval Release”) relating to the Acquisition is attached hereto Exhibit 99.01.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

99.01    CarVal Release.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

*This exhibit is furnished pursuant to Item 7.01 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN HOLDING L.P.
Dated: March 17, 2022	By:	/s/ David M. Lesser
David M. Lesser Corporate Secretary